                                  SCHEDULE 14A
                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-12

                                  AVIALL, INC.
--------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter and Person
                             Filing Proxy Statement)

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Payment of filing fee (Check the appropriate box):

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[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)      Title of each class of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
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[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

Slide #1

[Aviall, Inc. logo]




                               [Aviall, Inc. logo]

Slide #2

[Aviall, Inc. logo]

Forward-Looking Statements

         Except for statements of historical fact, the statements contained in this document are "forward-looking statements" as such term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding intent, belief or current expectations of the Company and its management. Such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that may cause the Company's actual results to differ materially from those indicated by such forward-looking statements. The factors that could cause actual results to differ materially from those indicated by such forward-looking statements include failure of the Company's stockholders to approve the proposals at the special meeting, loss of key suppliers or significant customers, termination or curtailment of material contracts, changes in demand or prevailing market prices for products and services, changes in general economic conditions, increased competition, failure to execute or realize anticipated benefits from new agreements, changes in our business strategy or development plans, changes in government regulations and policies, limited operational flexibility due to leverage and changes in the aviation industry due to terrorist attacks.

Slide #3

[Aviall, Inc. logo]

                                   Presenters

                                Paul E. Fulchino
                     Chairman, President & CEO, Aviall, Inc.

                               Cork Van Den Handel
                    Vice President & Treasurer, Aviall, Inc.

Slide #4

[Aviall, Inc. logo]

Agenda

         I.       Investment Highlights

         II.      Rolls-Royce Contract

         III.     Financing the Contract

         IV.      Aviall Overview

Slide #5

[Aviall, Inc. logo]

                              Investment Highlights



                                Paul E. Fulchino
                     Chairman, President & CEO, Aviall, Inc.

Slide #6

[Aviall, Inc. logo]

Investment Highlights

         Leading Aftermarket Provider for New Aircraft Parts and Supplies

         New 10-year, $3+ Billion Rolls-Royce (RR) T56 Contract

                  o With stockholder approval, accretive 5% to 10% at EPS in each of the next five years.

         Well Established Supplier Relationships with Sole Fulfillment Rights

                  o Awarded all 3 large OEM arrangements bid out in the past 24 months

         Award-Winning Technology and Industry-Leading Logistics

         Strong Management Team

         Moderate Pro Forma Leverage with Strong Financial Sponsorship

         Increased stock price 53% in 2001 despite aviation industry downturn

Slide #7

[Aviall, Inc. logo]

RR Contract is a Strategically Transforming Event for Aviall

                                                                    FY2001
                                                    --------------------------------------
($ in Millions)                1999       2000      Actual     PF for RR*       % Increase
                              ------     ------     ------     ----------       ----------
Revenues                      $371.9     $482.2     $506.1       $756.1            49.4%

EBITDA                          26.2       35.9       37.2           NA              NA
  Margin                         7.0%       7.5%       7.4%          --              --


Increases Aviall's share in defense/government, while reducing commercial airline exposure

Levers existing logistics and technology infrastructure, increasing operating margins and enhancing scale advantage relative to competitors

Greatly enhances Aviall's reputation and market leadership, and provides a strong platform to pursue larger contracts in the future

*Pro forma for $250 million minimum expected annual revenue from RR T56 contract. During the initial phase RR will ship some parts directly to the U.S. military therefore these revenues will not be reflected by Aviall however, RR will pay Aviall the equivalent of its expected gross margin for these direct sales.

Slide #8

[Aviall, Inc. logo]

[Left side of the slide shows a picture of an airplane that is flying in a southwest direction]

[Center of the slide contains an illustration of a Rolls-Royce T56 engine]

[Right side of the slide shows a picture of an airplane that is flying in a northwest direction]

[Below the pictures and illustration, the following textual information appears:]


                            Rolls-Royce T56 Contract



                                Paul E. Fulchino
                     Chairman, President & CEO, Aviall, Inc.

Slide #9

[Aviall, Inc. logo]

             New RR Contract Significantly Diversifies Customer Base

                             2001 Revenue Breakdown

[To the left and below the "2001 Revenue Breakdown" heading, a pie chart entitled "Actual" illustrates Aviall's actual 2001 revenues by sector as a percentage of Aviall's total actual 2001 revenues. The percentages contained in this pie chart are as follows:

Defense/Government - 6%
General Aviation - 44%
Commercial Airline - 29%
Broker/Regional Airline - 21%]

[To the right and below the "2001 Revenue Breakdown" heading, a pie chart entitled "Pro Forma - RR Contract" illustrates Aviall's pro forma revenues by sector as a percentage of Aviall's total pro forma revenues, including the effect on pro forma revenues generated by the Rolls-Royce contract. The percentages contained in this pie chart are as follows:

Defense/Government - 42%
General Aviation - 27%
Commercial Airline - 17%
Broker/Regional Airline - 14%]

Slide #10

[Aviall, Inc. logo]

RR Contract - There is Broad Demand for T56 Parts

         8,000 T56 engines currently in use worldwide

                  o Since the 1950s, T56 family has powered C-130 Hercules military transport aircraft, P-3 Orion maritime surveillance aircraft and E-2 maritime early warning aircraft

                  o Approximately 6,000 T-56 engines on C-130 Hercules, 1,800 on P-3 Orion, 270 on E-2 Hawkeye/C-2 Greyhound with balance on assorted commercial aircraft

         Primary customers are US Air Force, US Navy, Standard Aero, RR authorized maintenance centers and many foreign defense/government establishments

         Aviall expects 2002 incremental sales from this contract of at least $250 million. During the initial phase, some of this revenue will be realized by RR but, RR will pay Aviall the equivalent of its expected gross margin for these sales.

Slide #11

[Aviall, Inc. logo]

                          Financing the Rolls-Royce T56
                                    Contract


                               Cork Van Den Handel
                           Vice President & Treasurer

Slide #12

[Aviall, Inc. logo]

Compressed Timeframe for RR Transaction

         Discussions with RR on new contract began in early 2001

         In summer 2001, Company prepared for high yield offering and asset-backed revolver to finance the contract

         On September 10th, 2001, Aviall was awarded the bid subject to:

                  o        Negotiation of final terms

                  o $125 million of financing to fund contract in place by early December 2001

                  o        Transaction completed by December 31, 2001

         Post 9/11, high yield market not available to companies with large perceived exposure to commercial airlines, and to most new issuers in general

         Terms of contract finalized on October 23, 2001

         Immediately thereafter, the Company asked SSB to assist it in raising $125 million of financing to satisfy RR capital requirements within 8 weeks

         Aviall closed three financing transactions and RR contract in December 2001

Slide #13

[Aviall, Inc. logo]

Committed Financing From Highly-Respected Sources

         $325 million of capital was secured from highly-respected financial groups in compressed time frame

                  o Over 25 potential investment firms were contacted in competitive, well-orchestrated process

         $45 million equity investment from The Carlyle Group

                  o Carlyle has invested over $1 billion of equity in 20 aerospace/defense businesses with total annual revenues of $8 billion

                  o Notable Carlyle investments include: United Defense, Howmet Int'l, Vought Aircraft, Piedmont Hawthorne and Aerostructures Corp.

         $80 million of mezzanine financing from Whitney & Co., The Blackstone Group, Oak Hill Partners and The Carlyle Group

         $200 million credit facility led by Citigroup

                  o        To support working capital needs and future growth

Slide #14

[Aviall, Inc. logo]

[The following information about Aviall's pro forma capitalization is presented in tabular form:

Pro Forma Capitalization - As of 12/31/01

                                                        Amount     % of Total
                                                        ($ MM)   Capitalization
Cash                                                    $    3           1%
                                                        ======       =====

Revolving Credit Facility(1)                            $  108          24%

Mezzanine Debt                                              80          18%

Other Debt                                                  13           3%
                                                        ------       -----

         Total Debt                                     $  201          46%
                                                        ------       -----

Private Equity (Liq. Val.)                                  45          10%

Common Equity (Book Val.)                                  195          44%
                                                        ------       -----

         Total Equity                                   $  240          54%
                                                        ------       -----

Total Capitalization                                    $  441         100%
                                                        ======       =====

(1) Represents 12/31/01 draw down on total facility of $200 million]

Slide #15

[Aviall, Inc. logo]

                            Overview of Aviall, Inc.



                                Paul E. Fulchino
                     Chairman, President & CEO, Aviall, Inc.

Slide #16

[Aviall, Inc. logo]

Leading Provider of Parts to Aviation Aftermarket

[Below the heading "Leading Provider of Parts to Aviation Aftermarket", a flowchart illustrates Aviall, Inc. as the parent company of two of its wholly owned subsidiaries, Aviall Services, Inc. and Inventory Locator Service, LLC. On the left side of the flowchart, the following information appears under the heading "Aviall Services":]

The largest independent global aftermarket provider for new aviation parts and supplies

340,000 unique line items; 17,000 customers; 180 suppliers

Global market coverage: general aviation, commercial airlines, and military aircraft

Added 3 significant long term OEM logistics agreements in the last 24 months


[On the right side of the flowchart, the following information appears under the heading "ILS":]

Operates largest electronic market share for new and used aircraft parts

Approximately 3,800 subscribing companies and more than 9,000 registered users

More than 5 billion parts listed on behalf of suppliers

20+ years of market leadership and expertise

Slide #17

[Aviall, Inc. logo]

Aviall is Market Share Leader Within Fragmented Market

[On the left side of the slide, the following information appears with respect to the fragmented market in which Aviall operates:]

Highly fragmented

         o        Niche market specialists

         o        Little market diversification

Unable to match Aviall's inventory, market presence, and investment in technology

Price is competitor's major strategy


[On the right side of the slide, a pie chart entitled "2000 Sales for Aviation Parts" illustrates aviation part sales by Aviall and its competitors as a percentage of total aviation part sales for 2000. Below the pie chart, a caption appears which describes the size of the aviation parts market as "$3 Billion Served Market Size". The percentages that appear in the pie chart are as follows:

Aviall - 18%
AAR - 5%
Satair - 4%
API - 4%
Aerotech - 2%
Aaxico - 2%
Superior - 1%
Cessna - 1%
Other - 62%]

Slide #18

[Aviall, Inc. logo]

[On the left side of the slide, the following information appears:]

Aviall Represents Top Suppliers

         Rolls-Royce
         Goodrich
         Honeywell
         TransDigm
         Champion Aviation
         Scott Aviation
         Saft
         Lord
         Teledyne Continental
         Parker Hannifin
         ABSC
         ITT Controls
         Textron Lycoming
         Goodyear
         General Electric Unison

[On the right side of the slide, a pie chart illustrates individual suppliers of Aviall as a percentage of Aviall's total suppliers. The percentages contained in the pie chart are as follows:

Champion - 4%
TransDigm - 4%
Honeywell - 4%
Goodrich - 6%
Rolls-Royce - 25%
All Other - 57%]

Slide #19

[Aviall, Inc. logo]

9/11 Primarily Affected Commercial Aviation Market

         Domestic available seat miles ("ASM") declined as much as 20%

                  o Recently, domestic air travel demand has been increasing

         While the commercial air carriers have suffered, other aviation markets have held their own (business aviation, general aviation and military)

                  o Business aviation has remained strong due to continued growth in development of time share arrangements for business jets

                  o Helicopter fleets experiencing relatively stable utilization

                  o Military actions to combat terrorism have resulted in sharp increase in flight activity for aircraft powered by the RR T56 engine

Slide #20

[Aviall, Inc. logo]

Significant Momentum from Major OEM Outsourcing

         Trend in OEMs outsourcing parts logistics is accelerating

         Aviall won all three major, competitive OEM bids in the last 24 months

         Each OEM agreement has significant potential follow-on revenues

         Aviall can lever existing technology and infrastructure with OEM agreements


[At the bottom of the slide, the following information is presented in tabular form:]

                                    Parts                 Term           Award            Est. Annual
Contractor                          Sold                  (yrs)          Year            Revenue ($MM)
----------                         ------                -------        ------           -------------
Rolls Royce                Model 250 Engine Parts          10            1999                  $100

Honeywell               RR 250 Fuel Controls, Airline      10          2000-2001                $35
                         Platform, T56 Fuel Controls

Rolls Royce                  T56 Engine Program            10            2001                  $250*

*Some of these sales will be made by Rolls-Royce and Aviall will receive the equivalent of its expected gross margin for these sales.

Slide #21

[Aviall, Inc. logo]

Enhanced Stature Facilitates Winning Large, New Contracts

         In the two past years, Aviall has been awarded 3 major OEM agreements

         Significant new contract opportunities include:

                  o        Boeing

                  o        Rolls-Royce

                  o        General Electric

                  o        Airbus

                  o        Honeywell

                  o        Bombardier

                  o        Embraer

Slide #22

[Aviall, Inc. logo]

Aviall Has the Financial Flexibility to Grow

         New RR contract enhances Aviall's ability to access public debt and equity markets

                  o        Dramatically increased scale

                  o        Recognized equity sponsorship

         Annual revenues approaching $1 billion

         Event at current margins, EBITDA increases substantially

         Significant opportunity for equity appreciation due to enhanced growth story

         $92 million of unused borrowing capacity

         Debt/Capitalization Ratio of 46%, decreasing in future years

Slide #23

[Aviall, Inc. logo]

Investment Highlights

         Leading Aftermarket Provider for New Aircraft Parts and Supplies

         New 10-year, $3+ Billion Rolls-Royce T56 Contract

                  o With stockholder approval, accretive 5% to 10% at EPS in each of the next five years

         Well Established Supplier Relationships with Sole Fulfillment Rights

                  o Awarded all 3 large OEM arrangements bid out in the past 24 months

         Award-Winning Technology and Industry-Leading Logistics

         Strong Management Team

         Moderate Pro Forma Leverage with Strong Financial Sponsorship

         Increased stock price 53% in 2001 despite aviation industry downturn

Slide #24

[Aviall, Inc. logo]




                               [Aviall, Inc. logo]